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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          -----------------------------

                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report:

                        (Date of earliest event reported)

                               September 21, 2005

                          ----------------------------

                                 QORUS.COM, INC.
               (Exact name of registrant as specified in charter)


                                     Florida
         (State or other Jurisdiction of Incorporation or Organization)


           0-27551                                       65-0358792
    (Commission File Number)                 (IRS Employer Identification No.)

                            936A Beachland Boulevard,
                                    Suite 13
                              Vero Beach, FL 32963
                         (Address of Principal Executive
                              Offices and zip code)

                                 (772) 231-7544
                             (Registrant's telephone
                          number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995

      Information included in this Form 8-K may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). This information may involve known and unknown risks, uncertainties and other factors which may cause the Company's actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by any forward-looking statements. Forward-looking statements, which involve assumptions and describe the Company's future plans, strategies and expectations, are generally identifiable by use of the words "may," "will," "should," "expect," "anticipate," "estimate," "believe," "intend" or "project" or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based on assumptions that may be incorrect, and there can be no assurance that these projections included in these forward-looking statements will come to pass. The Company's actual results could differ materially from those expressed or implied by the forward-looking statements as a result of various factors. Except as required by applicable laws, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur in the future.

Item 1.02 Termination of a Material Definitive Agreement

      Effective September 21, 2005, Qorus.com, Inc., a Florida corporation ("Qorus") terminated the Exchange Agreement (the "Agreement") dated as of August 11, 2005, by and among Qorus, Keating Reverse Merger Fund, LLC, a Delaware limited liability company ("KRM Fund"), Elwin Group Limited, an International Business Company incorporated in the British Virgin Islands ("Elwin"), and each of the Members of Elwin. Qorus terminated the Agreement due to the failure of the transactions contemplated thereunder to have been consummated by September 15, 2005.

      Under the terms of the Agreement, at the closing, Qorus was to have acquired all of the outstanding capital stock and ownership interests of Elwin from the Elwin Members and, in exchange, Qorus was to have issued to the Elwin Members shares of Series A Convertible Preferred Stock, which would have represented 91% of the outstanding shares of Qorus' common stock immediately following the exchange transaction, on a fully diluted and as-converted basis.

      The Agreement does not provide for the payment of any termination penalties or fees as a result of the termination.

      Reference is hereby made to the Current Report on Form 8-K dated August 11, 2005 filed by Qorus on August 18, 2005 announcing the execution of the Agreement, which is hereby incorporated by reference. On August 24, 2005, Qorus also filed with the SEC and mailed to its stockholders an Information Statement pursuant to Section 14(f) of the Securities Exchange Act of 1934 and Rule 14f-1 promulgated thereunder ("Information Statement") informing them of the proposed change of control of Qorus which would result upon the closing of the transactions under the Agreement. Due to the termination of the Agreement, the Information Statement is hereby superceded by this Current Report on Form 8-K.



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      Qorus is a "shell company" with nominal  assets,  whose sole business will be to identify, evaluate and investigate various companies with the intent that, if such investigation warrants, a reverse merger transaction be negotiated and completed pursuant to which Qorus would acquire a target company with an operating business, with the intent of continuing the acquired company's business as a publicly held entity.





                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  Qorus.com, Inc.
                                  (Registrant)


Date: September 22, 2005          By: /s/ Kevin R. Keating
                                      --------------------------------------
                                      Kevin R. Keating, President and Secretary